                          AMERICAN GOLF CORPORATION
                          SAN BRUNO PRACTICE CENTER

                          AMERICAN GOLF CORPORATION

                          SAN BRUNO PRACTICE CENTER

                             FINANCIAL STATEMENTS

                              DECEMBER 31, 1996

                       [WEIL & COMPANY LLP LETTERHEAD]

                         INDEPENDENT AUDITOR'S REPORT

May 13, 1997

American Golf Corporation
Santa Monica, California 90405

We have audited the accompanying balance sheet of San Bruno Practice Center, a division of American Golf Corporation, as of December 31, 1996, and the related statements of operations, home office equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of San Bruno Practice Center as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Weil & Company LLP
WEIL & COMPANY LLP

                          SAN BRUNO PRACTICE CENTER
                                BALANCE SHEET
                              DECEMBER 31, 1996

                  ASSETS
----------------------------------------
Current assets:
 Cash....................................  $    1,200
 Inventories (note 1)....................      52,226
 Prepaid expenses........................      83,154
 Other receivables.......................      80,000
                                         ------------
  Total current assets...................     216,580
Property and equipment net (note 2) .....     165,643
Leasehold rights.........................     120,000
Due from Home Office (note 5)............     781,792
                                         ------------
  Total assets...........................  $1,284,015
                                         ============
          LIABILITIES AND EQUITY
----------------------------------------
Current liabilities:
 Accounts payable and accrued
  liabilities............................  $   44,000
 Payable to Home Office (note 5) ........     134,090
                                         ------------
  Total current liabilities..............     178,090
Payable to Home Office (note 5)..........     174,286
                                         ------------
  Total liabilities......................     352,376
Home Office equity.......................     931,639
                                         ------------
  Total liabilities and equity...........  $1,284,015
                                         ============

               See accompanying notes to financial statements.

                          SAN BRUNO PRACTICE CENTER
                       STATEMENT OF HOME OFFICE EQUITY
                              DECEMBER 31, 1996

                                RETAINED    TOTAL
                                EARNINGS    EQUITY
                              ---------- ----------
Balances at December 31,
 1995.........................  $983,513   $983,513
 Net loss.....................   (51,874)   (51,874)
                              ---------- ----------
Balances at December 31,
 1996.........................  $931,639   $931,639
                              ========== ==========

               See accompanying notes to financial statements.

                          SAN BRUNO PRACTICE CENTER
                           STATEMENT OF OPERATIONS
                              DECEMBER 31, 1996

 Revenue...................................... $1,341,543
Costs and expenses:
 Merchandise and food costs..................     124,733
 Selling, general and administrative
  expenses...................................   1,163,322
 Depreciation and amortization...............      69,950
                                             ------------
  Total costs and expenses...................   1,358,005
                                             ------------
Loss from operations.........................     (16,462)
 Interest expense (note 5)...................      35,412
                                             ------------
  Net loss...................................  $  (51,874)
                                             ============

               See accompanying notes to financial statements.

                          SAN BRUNO PRACTICE CENTER
                           STATEMENT OF CASH FLOWS
                              DECEMBER 31, 1996

 Cash flows from operating activities:
 Net loss......................................................................  $ (51,874)
 Adjustments to reconcile net loss to net cash provided by operating activities:
  Depreciation and amortization................................................     69,950
  Decrease in inventories......................................................     19,559
  Decrease in other assets and prepaid expenses................................     35,255
  Decrease in accounts payable and accrued liabilities.........................    (48,257)
                                                                               -----------
   Net cash provided by operating activities...................................     24,633
                                                                               -----------
Cash flows used by investing activities--capital expenditures..................   (152,371)
                                                                               -----------
Cash flows provided by financing activities:
 Net due from Home Office......................................................    250,968
 Payable to Home Office........................................................   (123,480)
                                                                               -----------
   Net cash provided by financing activities...................................    127,488
                                                                               -----------
Net decrease in cash...........................................................       (250)
Cash at beginning of year......................................................      1,450
                                                                               -----------
Cash at end of year............................................................  $   1,200
                                                                               ===========

               See accompanying notes to financial statements.

                          SAN BRUNO PRACTICE CENTER
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     San Bruno Practice Center is a recreational facility managed by American Golf Corporation (Home Office). The Home Office manages and operates a driving range under a lease with the City of San Bruno (City).

     (a) INVENTORIES

     Inventories, consisting primarily of golf clubs and apparel, are valued at the lower of cost (first-in, first-out) or market.

     (b) PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are depreciated using the straight-line method over the shorter of the lease or the estimated useful life of the asset.

     When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations. Expenditures for maintenance and repairs are charged against operations. Renewals and betterments that materially extend the life of an asset are capitalized.

     (c) STATEMENT OF CASH FLOWS

     For purpose of the statement of cash flows, the Home Office considers temporary cash investments purchased with original maturities of three months or less and which are available for use in operations to be cash equivalents. No cash was paid for interest or income taxes in 1996.

     (d) USE OF ESTIMATES

     Management of the Home Office has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare the accompanying financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(2) PROPERTY AND EQUIPMENT

     Property and equipment consists of the following:

                                                   ESTIMATED
                                                  USEFUL LIVES
                                                --------------
  Golf course and clubhouse
   equipment........................  $ 238,379    4-7 years
  Buildings.........................    145,122     20 years
                                    -----------
                                        383,501
   Less accumulated depreciation ...   (217,858)
                                    -----------
                                      $ 165,643
                                    ===========

     Depreciation expense for the year ended December 31, 1996 was $9,950.

                          SAN BRUNO PRACTICE CENTER
                        NOTES TO FINANCIAL STATEMENTS

(3) LEASEHOLD RIGHTS

     As a condition to exercise the option to extend the lease term. San Bruno was required to pay the City a lease extension payment of $300,000. This amount is being amortized straight line over the term of the lease. Amortization for the year ended December 31, 1996 was $60,000.

(4) INCOME TAX

     The Home Office has elected to be taxed as an S corporation under the Internal Revenue Code of 1986, as amended. Accordingly, corporate income is taxed directly to the shareholders for federal income tax reporting purposes. The Home Office therefore has no provision in its consolidated financial statements for federal income taxes.

(5) RELATED PARTY TRANSACTIONS

     The amounts due from the Home Office at December 31, 1996 represent net advances to and from the Home Office pursuant to a cash sharing arrangement with the City under which the Home Office withdraws cash from San Bruno on a periodic basis for deposit in a concentration account and provides cash to San Bruno to cover necessary operating expenditures. The net advances are due on demand and are noninterest-bearing. These advances are included in long term assets since San Bruno does not intend to demand payment.

     The Payable to Home Office represents funding from the Home Office for capital improvements at San Bruno Practice Center.

     The following is a summary of the Payable to Home Office at December 31, 1996:

    Advance due February, 1999 at 10% annual interest
     rate..............................................  $217,328
    Advance due February, 1999 at 10% annual interest
     rate..............................................    91,048
                                                       ----------
    Total advances payable.............................   308,376
    Less current maturities............................   134,090
                                                       ----------
    Advance payable, non-current.......................  $174,286
                                                       ==========

     The amounts allocated to interest expense are eliminated on the Home Office books in consolidation.

(6) LEASES

     American Golf Corporation leases the practice center from the City for a period of 5 years expiring on December 31, 1998 with three consecutive options to extend for five years each. The lease provides for minimum annual payments of $320,000 payable quarterly. In addition, minimum rent is due once a year for occupancy computed at 10% of the base lease payment not to exceed $7,500. The lease also provides for percentage rent, which is based on the following:

                          SAN BRUNO PRACTICE CENTER
                        NOTES TO FINANCIAL STATEMENTS

     o 16% of driving range fees, rental income from the Gymnasium and club repair concession at the Premises

     o  6% of merchandise sales

     o  8% of food and beverage sales

     o  6% of golf school operations

     o  8% of club rentals

     o the greater of 50% of net rental income from the School Building or 32% of the gross revenue from the operations of the School Building

     o  6% of all other income not included in any of the above categories

     Rental expense for the year ended December 31, 1996 was $362,370.

     In addition San Bruno leases certain range and office equipment from the Home Office. These leases, when applicable, are accounted for as capital leases on the Home Office books. San Bruno treats all leased equipment from the Home Office as operating leases regardless of the treatment on the Home Office books. The commitments for these operating leases are as follows:

    December 31, 1997.................. $ 6,268
    December 31, 1998..................   4,575
    December 31, 1999..................   3,520
    December 31, 2000..................   3,275
    December 31, 2001..................      98
                                       --------
    Future value of minimum lease
     payments.......................... $17,736
                                       ========

(7) SUBSEQUENT EVENT

     San Bruno Practice Center was sold in April 1997.